UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: May 15, 2007
PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)
(623) 580-6100

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 2.02.	Results of Operations and Financial Condition.
     On May 16, 2007, PetSmart, Inc., issued a press release announcing its results for the first fiscal quarter ended April 29, 2007, entitled “PETSMART REPORTS RESULTS FOR THE FIRST QUARTER 2007.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by PetSmart, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Acting Chief Financial Officer
     On May 15, 2007, the Board of Directors of PetSmart, Inc. appointed Raymond L. Storck as our acting Chief Financial Officer. On November 9, 2006, we filed a Form 8-K with the Securities and Exchange Commission announcing that Timothy E. Kullman, our Senior Vice President and Chief Financial Officer, had announced his decision to resign from PetSmart sometime in fiscal 2007. On December 15, 2006, we filed a Form 8-K with the Securities and Exchange Commission announcing that the Compensation Committee of the Board of Directors had approved an agreement with Mr. Kullman, dated December 12, 2006, pursuant to which Mr. Kullman resigned from PetSmart effective as of a date to be determined by PetSmart, which effective date shall be no earlier than February 6, 2007, but not later than April 30, 2007. Mr. Kullman resigned from PetSmart effective April 1, 2007. Our Board of Directors has commenced an executive search for a new Chief Financial Officer.
     Mr. Storck, age 46, was appointed our Vice President of Finance and Chief Accounting Officer effective April 3, 2006. He joined PetSmart in May 2004 as Vice President and Controller. From 2000 to 2004, Mr. Storck served as Chief Financial Officer and Treasurer of MicroAge, Inc., an information technology products and services company, and from 1986 to 2000 he held various other executive positions at MicroAge, including Vice President and Controller. Prior to MicroAge, he was with Grant Thornton LLP, a global accounting, tax and business advisory organization.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 16, 2007 entitled “PETSMART REPORTS RESULTS FOR THE FIRST QUARTER 2007.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.
	By:	/s/ Scott a. Crozier
Dated: May 16, 2007		Scott A. Crozier
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 16, 2007 entitled “PETSMART REPORTS RESULTS FOR THE FIRST QUARTER 2007.”